UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 30, 2007

EDUCATION MANAGEMENT LLC

(Exact name of registrant as specified in its charter)

Delaware	333-137605	20-4506022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2007, Education Management Corporation (the “Parent”) entered into Amendment No. 2 to the Education Management Corporation 2006 Stock Option Plan (the “Plan”). The amendment increases the number of shares of the Parent’s common stock (“Common Stock”) available to grant stock options under the Plan to 1,645,171. A copy of Amendment No. 2 to the Plan is attached as Exhibit 10.01.

On March 30, 2007, the Parent entered into Amendment No. 1 to the Education Management Corporation Amended and Restated Shareholders’ Agreement dated October 30, 2006. The amendment revises the definition of “Management Holder” to include Todd S. Nelson, President and Chief Executive Officer of the Parent and Education Management LLC (the “Registrant”) and was executed in connection with Mr. Nelson’s purchase of Common Stock issued by the Parent as described in his Employment Agreement with the Parent and the Registrant. A copy of Amendment No. 1 to the Amended and Restated Shareholders’ Agreement is attached as Exhibit 10.02.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On March 30, 2007, the Parent entered into a Time Vested Stock Option Agreement with Mr. Nelson pursuant to which Mr. Nelson may purchase up to 25,000 shares of Common Stock at an exercise price of $55.00 per share. The Time Vested Stock Option Agreement is in the form of Exhibit 10.03 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on March 15, 2007.

On March 30, 2007, the Registrant entered into a letter agreement with John T. South III, Senior Vice President, Chancellor of South University and Chairman of the Board of Trustees of Argosy University. The Letter Agreement modified the definition of “Good Reason” pursuant to which Mr. South may terminate his employment with the Registrant and receive certain benefits under his Employment Agreement dated as of December 7, 2006 with the Registrant. A copy of the Letter Agreement is attached as Exhibit 10.03.

Item 9.01	Financial Statements and Exhibits

a)	Not Applicable
b)	Not Applicable
c)	Exhibits. The following exhibit is included with this report:

Exhibit No.	Description
10.01	Amendment No. 2 to Education Management Corporation 2006 Stock Option Plan dated March 30, 2007.

10.02	Amendment No. 1 to the Education Management Corporation Amended and Restated Shareholders’ Agreement dated March 30, 2007.

10.03	Letter Agreement dated March 30, 2007 between Education Management LLC and John T. South III.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2007	EDUCATION MANAGEMENT LLC

	By:	/s/ J. Devitt Kramer
J. Devitt Kramer
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.01	Amendment No. 2 to Education Management Corporation 2006 Stock Option Plan dated March 30, 2007.

10.02	Amendment No. 1 to the Education Management Corporation Amended and Restated Shareholders’ Agreement dated March 30, 2007.

10.03	Letter Agreement dated March 30, 2007 between Education Management LLC and John T. South III.